Prospectus

October 17, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

PORTFOLIO 21

Portfolio 21 (the “Portfolio”) is a global growth stock mutual fund. The Portfolio seeks long-term capital growth. Progressive Investment Management Corporation (the “Advisor”) is the investment advisor to the Portfolio. The Portfolio is a series of Professionally Managed Portfolios (the “Trust”). The Portfolio does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Table of Contents

AN OVERVIEW OF THE PORTFOLIO	3
PERFORMANCE	5
FEES AND EXPENSES	6
INVESTMENT OBJECTIVE	7
PRINCIPAL INVESTMENT STRATEGIES	7
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO	8
PORTFOLIO HOLDINGS INFORMATION	9
INVESTMENT ADVISOR	9
SHAREHOLDER INFORMATION	11
ACCOUNT AND TRANSACTION POLICIES	17
MARKET TIMING	18
DIVIDENDS AND DISTRIBUTIONS	19
TAX CONSEQUENCES	19
RULE 12B-1 FEES	19
SERVICE FEES AND OTHER THIRD PARTY FEES	20
FINANCIAL HIGHLIGHTS	21
PRIVACY NOTICE	Inside Back Cover

PORTFOLIO 21

AN OVERVIEW OF THE PORTFOLIO

WHAT IS THE PORTFOLIO’S GOAL?	The Portfolio is a global growth equity fund. The Portfolio seeks long-term capital growth.

WHAT ARE THE PORTFOLIO’S PRINCIPAL INVESTMENT STRATEGIES?
Under normal market conditions, the Portfolio primarily invests in common stocks of domestic and foreign companies of any size market capitalization in at least three, but typically as many as ten to twenty countries in addition to the United States. The companies must satisfy certain environmental criteria and exhibit certain financial characteristics that indicate positive prospects for long-term earnings growth. “Portfolio 21” refers to the progressive thinking that will be required to sustain society in the 21st century. In selecting investments, the Advisor concentrates on those companies that have made a commitment to environmental sustainability and have demonstrated this commitment through their business strategies, practices and investments. The Advisor employs a “bottom-up” approach to stock selection.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?	There is the risk that you could lose money on your investment in the Portfolio. The following principal risks could affect the value of your investment:
	•	The stock market declines;
	•	Interest rates rise, which can result in a decline in the equity market;
	•	Growth stocks fall out-of-favor with investors;
	•	Stocks held by the Portfolio may not increase their earnings at the rate anticipated;
	•	Securities of small- and medium-capitalization companies involve greater risk than investing in larger-capitalization companies;
•
Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of securities markets and less liquidity and more volatility than domestic markets, which may result in delays in settling securities transactions; and/or

	•	The Portfolio’s environmental policy could cause it to make or avoid investments that could result in the Portfolio under-performing similar funds that do not have an environmental policy.

PORTFOLIO 21

WHO MAY WANT TO INVEST IN THE PORTFOLIO?	The Portfolio may be appropriate for investors who:
	•	Want an equity investment in companies that are environmentally responsible;
	•	Are seeking investments in U.S. and non-U.S. companies.
	•	Are pursuing a long-term goal such as retirement;
	•	Want to add an investment with growth potential to diversify their investment portfolio; and

The Portfolio may not be appropriate for investors who:
	•	Need regular income or stability of principal; or
	•	Are pursuing a short-term goal.

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PERFORMANCE

The following performance information indicates some of the risks of investing in the Portfolio. The bar chart below illustrates how the Portfolio’s total return has varied from year to year. The table below illustrates the Portfolio’s average annual return over time compared with a domestic broad-based market index, as well as an index that measures a number of global markets. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

Calendar Year Total Return*
* The Portfolio’s year-to-date return as of September 30, 2006 was 13.35%.

During the period shown in the bar chart, the Portfolio’s highest quarterly return was 16.67% for the quarter ended December 31, 2001, and the lowest quarterly return was (20.69)% for the quarter ended September 30, 2002.

Average Annual Total Returns as of December 31, 2005

			Since Inception
	1 Year	5 Years	(9/30/99)
Portfolio 21
Return Before Taxes	6.01%	4.52%	4.39%
Return After Taxes on Distributions(1)	6.40%	4.54%	4.41%
Return After Taxes on Distributions and Sale of Portfolio Shares(1), (2)	4.60%	3.97%	3.86%
S&P 500® Index(3)	4.91%	0.54%	1.13%
MSCI World IndexSM(4)	10.20%	0.59%	2.43%
________________________
(1)
After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

(2)
The “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

(3)
The Standard & Poor’s 500® Index (“S&P 500®Index”) is an unmanaged index generally representative of the market for stocks of large-sized companies. The figures above reflect all dividends reinvested, but do not reflect any deductions for fees, expenses, or taxes.

(4)
The MSCI World IndexSMmeasures performance for a diverse range of developed country global stock markets, including, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The figures above reflect no deduction for fees, expenses or taxes and do not include reinvested dividends.

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FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The expenses below are based on actual expenses incurred for the fiscal year ended June 30, 2006.

Shareholder Fees(1) (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee(2)	2.00%

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fee	1.00%
Distribution and Service (12b-1) Fee	0.25%
Other Expenses(3)	0.38%
Total Annual Portfolio Operating Expenses	1.63%
Less: Fee Reduction and/or Expense Reimbursement	(0.13)%
Net Annual Portfolio Operating Expenses(4)	1.50%

Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Portfolio’s operating expenses remain the same. The Example figures were calculated using net operating expenses resulting from the expense limitation in the agreement described below. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	$153
Three Years	$474
Five Years	$818
Ten Years	$1,791

(1)
Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by the Portfolio’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the transfer agent.

(2)
You will pay a redemption fee of 2.00% on the value of shares you redeem that are held for less than 60 days. This fee will not be imposed on Portfolio shares acquired through the reinvestment of dividends or other distributions. The fee is payable to the Portfolio and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(3)	Other expenses include custodian, transfer agency and other customary Portfolio expenses.

(4)
The Advisor has contractually agreed to reduce its fees and/or pay Portfolio expenses (excluding interest, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Portfolio to 1.50% of the Portfolio’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect for at least the period shown in the Example above and for an indefinite period thereafter, until the Trust’s Board of Trustees (the “Board”) determines that the Expense Cap is no longer in the best interest of the Portfolio and its shareholders. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Portfolio toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

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INVESTMENT OBJECTIVE

The Portfolio’s investment objective is long-term growth of capital. The Portfolio is a global growth equity fund. The Portfolio’s investment objective may be changed without shareholder approval upon a 60-day written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Portfolio will invest primarily in the securities of issuers located in at least three, but typically as many as ten to twenty countries in addition to the United States with established markets. The Advisor selects stocks for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio may invest in domestic as well as foreign securities, including American Depositary Receipts (“ADRs”). ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

When choosing foreign securities, the Portfolio may consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors. Under normal market circumstances, at least 50% to 60% of the Portfolio’s investments will typically be in foreign securities, either directly or through ADRs.

The Portfolio concentrates its investments in companies that have made a commitment to environmental sustainability and have demonstrated this commitment through their business strategies, practices and investments. The Advisor believes the essence of environmental sustainability is the acknowledgment of the limits of nature and society’s dependence on nature. The Advisor’s investment perspective recognizes the fundamental challenge we face: meeting human needs without undermining nature’s ability to support our economy in the future. Some of these companies are changing the landscape of their industry or are forcing others in their industry to catch up. Others have product lines that are ecologically superior to their competition. Still others are developing vitally needed technologies that will provide cleaner energy sources for the future.

Companies selected for consideration must display some or all of the following qualities:

•	Corporate leadership that has made an explicit commitment to sustainable practices and has allocated significant resources to achieve these goals;
•	Earnings improvements that are derived from the efficient use and reuse of resources;
•	Ecologically superior product lines;
•	Investments in renewable energy;
•	Innovative transportation and distribution strategies; and/or
•	Fair and efficient use of resources with respect to meeting human needs.

PORTFOLIO 21

The Advisor focuses on individual companies that meet the Portfolio’s environmental sustainability criteria. The Advisor then considers the company’s standing relative to its competition in such areas as the ecological impact of its products and services, investments in sustainable technologies and processes, resource efficiency, waste and pollution intensity and environmental management. Companies that meet these criteria are investigated further through a review of their financial and environmental statements, third-party research and personal contact with company representatives.

In addition to the environmental sustainability criteria, a company selected for the Portfolio must exhibit certain financial characteristics that indicate positive prospects for long-term earnings growth. These may include some or all of the following:

•	Rising trends in revenues and earnings;
•	A sound balance sheet;
•	Increasing profit margins; and/or
•	Evolving product lines.

The Advisor uses a “bottom-up” approach in selecting investments. In a bottom-up approach, the Advisor concentrates on the specific characteristics of each company and then qualifies the company using financial and environmental criteria appropriate to its relevant industry group.

All companies are reviewed on a ongoing basis to confirm their continued commitment to sustainability. Decisions to sell a security will be made when one or both of the following occurs:

•	The company no longer meets the environmental sustainability criteria; and/or
•	The company no longer meets minimum financial standards.

Under normal market conditions, the Portfolio will invest according to the Portfolio’s principal investment strategies noted above. However, the Portfolio may temporarily depart from its principal investment strategies, and make short-term investments in cash, cash equivalents and short-term debt securities and money market instruments in response to adverse market, economic or political conditions. As a result, the Portfolio may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the portfolio are discussed below.

Market Risk. Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than its original price or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Small- and Medium-Size Companies Risk. Investing in securities of small- and medium-size companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies may have limited liquidity and their prices may be more volatile. You should expect that the value of the Portfolio’s shares will be more volatile than a fund than invests exclusively in large-capitalization companies.

PORTFOLIO 21

Management Risk. Management risk describes the Portfolio’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Portfolio. The value of your investment in the Portfolio is subject to the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Foreign Securities Risk. Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.

In addition to developed markets, the Portfolio may invest in emerging markets, which are markets of countries in the initial stages of industrialization and generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

For additional information regarding foreign securities risk, please see the Portfolio’s Statement of Additional Information (“SAI”) dated October 17, 2006.

Environmental Sustainability Policy Risk. The Portfolio’s environmental sustainability policy could cause it to underperform compared to similar funds that do not have such a policy. The reasons for this are that growth stocks which meet the Portfolio’s environmental sustainability criteria could underperform those stocks that do not meet this criteria, and a company’s environmental policies could cause the Portfolio to sell or not purchase stocks that subsequently perform well.

Shares of Other Registered Investment Companies. The Portfolio may invest in shares of other registered investment companies, including money market funds. To the extent that the Portfolio invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Portfolio’s direct fees and expenses.

PORTFOLIO HOLDINGS INFORMATION

The Portfolio’s holdings are disclosed quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to Portfolio shareholders, and in the quarterly holdings report on Form N-Q. In addition, the Portfolio discloses its calendar quarter-end holdings and certain other characteristics on the Portfolio’s website at www.portfolio21.com within 10 calendar days after the calendar quarter-end. The calendar quarter-end holdings for the Portfolio will remain posted on the website at least until the date of the next required regulatory filing with the Securities and Exchange Commission (the “SEC”). Holdings information posted on the Portfolio’s website may be separately provided to any person commencing the day after it is first published on the website. A more detailed description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the SAI. The Annual and Semi-Annual Reports are available by contacting the Portfolio, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (877) 351-4115 Ext. 21.

INVESTMENT ADVISOR

Progressive Investment Management Corporation, the Portfolio’s investment advisor, is located at 721 N.W. Ninth Avenue, Suite 250, Portland, Oregon 97209. The Advisor, which was incorporated in 1987, provides advice on buying and selling securities socially responsible investment management services to individual and institutional investors and managed assets of approximately $280 million as of September 30, 2006. The Advisor also furnishes the Portfolio with office space and certain administrative services and provides most of the personnel needed by the Portfolio. For its services, the Portfolio pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended June 30, 2006, the Advisor received advisory fees of 0.87% of the Portfolio’s average daily net assets, net of waiver.

PORTFOLIO 21

A discussion regarding the basis for the Board’s approval of the Portfolio’s investment advisory agreement with the Advisor is available in the Portfolio’s Annual Report to shareholders for the fiscal year ended August 31, 2005. In addition, a more recent discussion will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ending December 31, 2006. (As of June 20, 2006, the Portfolio changed its fiscal year end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.)

Portfolio Managers

The Portfolio is managed by a committee of investment professionals associated with the Advisor, each of whom provides particular expertise to the management function. Overall investment philosophy, including establishment, review and revision of the environmental sustainability selection criteria, is the responsibility of the entire team, headed by Leslie Christian. Indigo Teiwes and her associates are responsible for conducting selection and ongoing research on all companies considered for the Fund. Jim Madden and Tony Tursich make all portfolio structure and trading decisions, including sector and country allocation, individual stock selection, and trading time and location. Carsten Henningsen is an active participant in all philosophy and general strategy decisions.

Leslie E. Christian, CFA, has been President of the Advisor since 1995 and is the co-founder of the Portfolio. Leslie has more that 30 years experience in the investment field, including nine years in New York as a Director with Salomon Brothers, Inc. She received her Bachelor’s degree from the University of Washington and her MBA in Finance from the University of California, Berkeley. Leslie is Chair of the Board of Upstream 21 Corporation and serves on the Board of Directors of Plymouth Housing Group in Seattle.

Carsten Henningsen, considered a pioneer in the field of socially and environmentally responsible investing, founded the Advisor in 1982 and is co-founder of Portfolio. He is a graduate of Stichting Nijenrode, The Netherlands School of Business and the University of Puget Sound. Carsten is a member of the Board of Upstream 21 Corporation and has served on the boards of The Social Investment Forum, 1000 Friends of Oregon Foundation, the Ecotrust Council and the City of Portland Sustainable Industries Committee.

James Madden, CFA, and Senior Portfolio Manager has been with the Advisor since 1991 and is jointly and primarily responsible for day-to-day management of the Portfolio. Jim developed the Advisor’s shareholder activism program, an essential element of the Advisor’s social and environmental investment approach. He received his Bachelor’s degree and Master of Science in Business Administration from University of Wisconsin. Jim is a member of the CFA Institute and the Portland Society of Financial Analysts.

Tony S. Tursich, CFA, and Portfolio Manager, has been with the Advisor since July 1997, and is jointly and primarily responsible for day-to-day management of the Portfolio. He has over ten years of experience in the securities industry. Tony received his Bachelor’s degree from Montana State University and a Master of Science in Business Administration from Portland State University. He has studied European business at Ecole Superieure de Commerce Marseille-Provence in France. Tony is a member of the CFA Institute and the Portland Society of Financial Analysts.

Indigo Teiwes, Senior Sustainability Research Analyst, has been on the Portfolio Management Team since December 1999 and is primarily responsible for the environmental sustainability research. In 1999 she received her Bachelor’s degree from the University of Oregon’s Lundquist College of Business and also completed its Environmental Studies program. Indigo currently is Board Chair of the Green House Network in addition to leading the Energy Working Group of the Natural Capital Center.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Portfolio shares.

Portfolio Expenses

The Portfolio is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Portfolio to ensure that the Portfolio’s aggregate annual operating expenses (excluding interest, taxes and extraordinary expenses) will not exceed 1.50% of the Portfolio’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Portfolio if requested by the Advisor, and the Board approves such reimbursement in subsequent fiscal years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed 1.50% of the Portfolio’s average net assets. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. The Portfolio must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

SHAREHOLDER INFORMATION

Pricing of Portfolio Shares

A fund’s share price is known as its net asset value (“NAV”). The NAV is determined by dividing the value of the Portfolio securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Portfolio, including management, administration and other fees, which are accrued daily. The Portfolio’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.

Fair Value Pricing

Occasionally, events affecting the value of foreign securities or other securities held by the Portfolio occur when regular trading on an exchange is closed (a “Significant Event”). Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Generally, the fair value of a portfolio security or other assets shall be the amount the owner of the security or asset might reasonably expect to receive upon its current sale. To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets, the Fund has engaged a third party service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of trading on the NYSE.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Portfolio would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Trust may adjust its fair valuation procedures.

How to Purchase Shares

To purchase shares of the Portfolio, you must make a minimum initial investment as listed in the table below.

Minimum Investments	To Open Regular Account	To Open AIP, Retirement or Tax- Deferred Account	To Add to Your Account
	$5,000	$1,000	$100

You may purchase shares of the Portfolio by completing the enclosed Account Application and mailing it along with a check payable to “Portfolio 21.” The minimum initial investment in the Portfolio for regular accounts is $5,000. If you make your initial investment through a retirement or tax-deferred account, or enroll in the Portfolio’s Automatic Investment Plan (“AIP”), the minimum initial investment is $1,000. The minimum investment requirements may be waived from time to time by the Portfolio. Subsequent investments in the amount of at least $100 may be made by mail, by wire or electronic funds transfer.

Account Applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a U.S. financial institution. The Portfolio does not accept payment in cash or money orders. The Portfolio does not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Portfolio does not accept third party checks, U.S. treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your check does not clear, your purchase will be cancelled. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Portfolio as a result.

All Account Applications to purchase Portfolio shares are subject to acceptance by the Portfolio and are not binding until so accepted. The Portfolio reserves the right to reject any purchase order in whole or in part. For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large it would disrupt the management of the Portfolio. Purchases may also be rejected from persons believed by the Portfolio to be “market timers.”

PATRIOT Act
In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your Account Application as part of the Portfolio’s Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent at (866) 209-1962 if you need additional assistance when completing your Account Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Portfolio also reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

PORTFOLIO 21

The Portfolio does not issue share certificates and its shares have not been registered for sale outside of the United States. The Portfolio generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

If you have questions about buying shares or completing the Account Application, please call (877) 351-4115 Ext. 21.

Purchase by Mail.
If you are making an initial investment in the Portfolio, simply complete and sign the enclosed Account Application and mail it, along with a check made payable to “Portfolio 21” to the address below.

If you are making a subsequent purchase, a stub is attached to the account statement you receive after each transaction. Detach the stub from the statement and mail it, together with a check made payable to “Portfolio 21,” using the envelope provided with your statement or to the address below. Your account number should be written on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

Regular Mail: Portfolio 21 c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery: Portfolio 21 c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Note: The Portfolio does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Telephone. If you have completed the “Telephone Options” section of the Account Application and your account has been open for at least 15 days, you may purchase additional shares of the Portfolio by calling toll free at (866) 209-1962. Telephone orders will be accepted via electronic funds transfer from your pre-designated account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased at the NAV calculated on a day when the NYSE is open. For security reasons, requests by telephone will be recorded.

By Wire.
Initial Investment
If you are making an initial investment in the Portfolio, before you wire funds, please contact the transfer agent by phone at (866) 209-1962 to make arrangements with a telephone customer service representative to submit your completed Account Application via mail, overnight delivery or facsimile. Upon receipt of your Account Application, your account will be established and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

Once your account has been established, you may then contact your bank to initiate the wire using the instructions you were given. Prior to sending the wire, please call the transfer agent at (866) 209-1962 to advise of your wire to ensure proper credit upon receipt. Your bank must include both the name of the Portfolio and your name so that it can be correctly applied.

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Subsequent Investment
If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, please contact the transfer agent at (866) 209-1962 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt. It is essential that your bank include the name of the Portfolio and your account number in all wire instructions. If you have questions about how to invest by wire, you may call the transfer agent. Your bank may charge you a fee for sending a wire to the Portfolio.

Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA# 075000022
Credit: U.S. Bancorp Fund Services
Account Number: 112-952-137
Further Credit: Portfolio 21,
                             (Shareholder name)
                             (account number)

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing. Neither the Portfolio nor U.S. Bank, N.A., the Portfolio’s custodian, is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the transfer agent.

Through a Financial Intermediary. You may purchase shares of the Portfolio through certain broker-dealers or financial intermediaries and their agents (collectively, “Financial Intermediaries”) that have been authorized by the Portfolio. These Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolio’s behalf. When you place your order with a Financial Intermediary, your order is treated as if you had placed it directly with the Portfolio’s transfer agent. Your order will be priced at the Portfolio’s NAV next computed after it is received by a Financial Intermediary and accepted by the Portfolio. A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary maintains your individual ownership records. The Portfolio may pay the Financial Intermediary for maintaining individual ownership records as well as providing other services. Please keep in mind that Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for processing your order correctly and promptly with the Portfolio, keeping you advised regarding the status of your individual account, confirming your transactions, forwarding payment promptly and ensuring that you receive copies of the Portfolio’s Prospectus. For more information about your Financial Intermediary’s rules and procedures and to determine whether your Financial Intermediary has been authorized by the Portfolio to receive purchase and redemption orders on its behalf, you should contact your Financial Intermediary directly.

Automatic Investment Plan. For your convenience, the Portfolio offers an AIP. Under the AIP, after your minimum initial investment, you authorize the Portfolio to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum monthly investment of $100. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application and mail it to the Portfolio at the address listed under “Purchase by Mail”, or call the transfer agent at (866) 209-1962. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. Any request to change or terminate your participation in the AIP should be submitted to the Portfolio sufficiently in advance of the next withdrawal. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. The Portfolio may terminate or modify this privilege at any time.

PORTFOLIO 21

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call (866) 209-1962 for additional information regarding the Portfolio’s AIP.

Retirement Plans. The Portfolio offers IRA plans. You may obtain information about opening an IRA account by calling (866) 209-1962. If you wish to open another type of retirement plan, please contact your Financial Intermediary.

How to Redeem Shares

In general, orders to sell (redeem) Portfolio shares may be placed either directly with the Portfolio or through your Financial Intermediary. You may redeem part of all of your Portoflio shares at the next determined NAV after the Portfolio receives your order. You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

No redemption request will become effective until all necessary documents have been received, in proper form, by the transfer agent. Shareholders should contact the Portfolio’s transfer agent for further information concerning documentation required for a redemption of Portfolio shares.

By Mail. You may redeem your shares by simply sending a written request to the transfer agent. Please provide the name of the Portfolio, account number and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Redemption requests will not become effective until all documents have been received in good form by the Portfolio. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e. corporate resolutions, or trust documents indicating proper authorization.) Shareholders should contact the transfer agent for further information concerning documentation required for redemption of Portfolio shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

You should send your redemption requests to:

Regular Mail: Portfolio 21 c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery: Portfolio 21 c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Note: The Portfolio does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Telephone. You may redeem Portfolio shares by telephone by completing the “Telephone Options” portion of the Account Application. You may also request telephone redemption privileges after your account is opened by calling the transfer agent at (866) 209-1962. If you have a retirement account, you may not redeem shares by telephone. Telephone redemptions also cannot be made if you have changed your address in the last 30 days. You may have difficulties in making telephone redemptions during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

PORTFOLIO 21

You may redeem all or some of your shares by calling the transfer agent at (866) 209-1962 prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time. For joint accounts, instructions or inquires from either party will be carried out without prior notice to the other account owners. The maximum amount that may be redeemed by telephone is $50,000. Redemption proceeds will generally be sent on the next business day to the mailing address that appears on the transfer agent’s records. Per your request, redemption proceeds may be wired or sent by electronic funds transfer via the ACH network to your pre-designated bank account. There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions and share specific trades. You are not charged for any proceeds sent via the ACH network. Credit for proceeds sent via ACH is available within two to three days.

Prior to executing instructions received to redeem shares by telephone, the Portfolio and the transfer agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Portfolio or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Portfolio may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

By Wire. To redeem shares by wire, call the Portfolio at (866) 209-1962 and specify the amount of money you wish to be wired. Your bank may charge a fee to receive wired funds. The transfer agent charges a $15 outgoing wire fee. Proceeds will be wired on the following business day to the predetermined bank instructions on your account at the time of the redemption.

Through a Financial Intermediary. You may redeem Portfolio shares through your authorized Financial Intermediary. Redemptions made through a Financial Intermediary may be subject to procedures established by that institution. Your Financial Intermediary is responsible for sending your order to the Portfolio and for crediting your account with the proceeds. For redemptions through Financial Intermediaries, your order will be processed at the NAV per share next effective after receipt of the order. Please keep in mind that your Financial Intermediary may charge additional fees for its services.

Systematic Withdrawal Program. As another convenience, you may redeem your Portfolio shares through the Systematic Withdrawal Program (“SWP”). Under the SWP, shareholders or their Financial Intermediaries may request that a check drawn in a predetermined amount be sent to them each month. In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100. If you elect this method of redemption, the Portfolio will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your account. This program may be terminated at any time by the Portfolio. You may also elect to terminate your participation in this program at any time sufficiently in advance of the next withdrawal.

A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Portfolio and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, your account may ultimately be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Account Application. Please call (866) 209-1962 for additional information regarding the Portfolio’s SWP.

PORTFOLIO 21

Low Balance Accounts. If your total account balance falls below $1,000 due to redemptions, the Portfolio may sell your shares. This does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. The Portfolio will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $1,000 within 30 days, the Portfolio may sell your shares and send you the proceeds. The Portfolio will not sell your shares if your account value falls as a result of market fluctuations.

Payment of Redemption Proceeds. Proceeds will be processed within seven calendar days after the Portfolio receives your redemption request. If you did not purchase your shares with a wire, the Portfolio may delay payment of your redemption proceeds for 15 days from the date of purchase or until your check has cleared, whichever occurs first.

Redemption Fees. The Portfolio is intended for long-term investors. Short-term “market timers” that engage in frequent purchases and redemptions can disrupt the Portfolio’s investment program and create additional transaction costs that are borne by the Portfolio’s shareholders. For these reasons, the Portfolio will assess a 2.00% fee on the redemption of Portfolio shares held for less than 60 days. The redemption fee is deducted from your proceeds and retained by the Portfolio for the benefit of long-term shareholders. The Portfolio uses the “first in, first out” (“FIFO”) method to determine the holding period. The FIFO method states that if a shareholder purchases shares on different days, the shares he/she held the longest will be redeemed first for purposes of determining whether the redemption fee applies. This fee does not apply to (i) shares purchased through reinvested dividends or capital gains; (ii) Portfolio redemptions under the Portfolio’s SWP; (iii) the redemption of shares previously purchased under an AIP; or (iv) the involuntary redemption of low balance accounts. The Portfolio reserves the right to change the terms and amount of this fee upon at least a 60-day notice to shareholders.

Although the Portfolio has the goal of applying this redemption fee to most redemptions of shares held for less than 60 days, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Portfolio to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fees. These may include, but are not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans).The Portfolio reserves the right, at its discretion, to lower or waive the amount of this fee. While the Portfolio makes every effort to collect redemption fees, the Portfolio may not always be able to track short term trading effected through financial intermediaries.

ACCOUNT AND TRANSACTION POLICIES

Redemption “In-Kind.” The Portfolio reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from its portfolio (a redemption “in-kind”). It is not expected that the Portfolio would do so except during unusual market conditions. If the Portfolio pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Signature Guarantee. A signature guarantee may be required for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee is required in the following situations:

•	If the ownership is changed on your account;
•	When redemption proceeds are sent to an address other than that registered on the account;
•	When adding the telephone redemption privilege to an existing account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	When a redemption transmitted by federal wire transfer is to a bank other than the bank of record;
•	If a change of address request has been received by the Portfolio’s transfer agent within the last 30 days;
•	When adding or changing automated bank instructions on an account; and/or
•	For all redemptions of $50,000 or more from any account.

PORTFOLIO 21

Signature guarantees will be generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchanges Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

In addition to the situations described above, the Portfolio and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

MARKET TIMING

The Portfolio is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Portfolio’s investment program and create additional transaction costs that are borne by all of the Portfolio’s shareholders. The Board has adopted a policy regarding excessive trading. In addition, the Portfolio discourages excessive, short-term trading and other abusive trading practices and the Portfolio may use a variety of techniques to monitor trading activity and detect abusive trading practices. These steps may include, among other things, monitoring trading activity, imposing redemption fees, and using fair value pricing under procedures adopted by the Board when the Advisor determines current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Portfolio in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Portfolio and its shareholders, the Portfolio reserves the right, in it sole discretion, to identify trading practices as abusive. The Portfolio further reserves the right to refuse purchase requests, in whole or in part, from an account that the Portfolio has identified as engaging abusive trading practices or any individuals or groups who, in the Portfolio’s view, are likely to engage in market timing or excessive trading, without prior notice. In making such judgments, the Advisor seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Portfolio handles, there can be no assurance that the Portfolio’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Portfolio receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Portfolio cannot always detect frequent trading. However, the Portfolio will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Portfolio’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

PORTFOLIO 21

DIVIDENDS AND DISTRIBUTIONS

The Portfolio distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Portfolio also distributes any realized net capital gain at least annually. The Portfolio realizes capital gains mainly from sales of its assets for a profit. The tax consequences will vary depending on how long the Portfolio has held the assets. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

Dividends and capital gain distributions (collectively, “Distributions”) will be reinvested automatically at the NAV unless you request otherwise in writing. If you wish to change your Distribution option, write to the Portfolio in advance of the payment date of the Distribution. Normally, Distributions are taxable events for shareholders whether the Distributions are received in cash or reinvested. If you elect to receive Distributions from the Portfolio by check and the U.S. Postal Service cannot deliver such check or your check remains uncashed for six months, the Portfolio reserves the right to reinvest the check in your account at the Portfolio’s then current NAV per share and to reinvest all subsequent Distributions in shares of the Portfolio until an updated address is received.

TAX CONSEQUENCES

The Portfolio intends to make distributions of dividends and capital gains. Dividends are taxable to shareholders as ordinary income. The rate you pay on capital gain distributions will depend on how long the Portfolio held the securities that generated the gains, not on how long you owned your Portfolio shares. You will be taxed in the same manner whether you receive your Distributions in cash or reinvest them in additional Portfolio shares.

By law, the Portfolio must withhold a percentage of your taxable Distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Portfolio to do so.

If you sell your Portfolio shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

As required by U.S. Treasury regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Internal Revenue Code of 1986, as amended. The advice was prepared for the Portfolio. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

RULE 12B-1 FEES

The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). This rule allows the Portfolio to pay distribution fees for the sale and distribution of its shares and for services provided to shareholders. The Plan provides for the payment of a distribution and service at the annual rate of 0.25% of the Portfolio’s average daily net assets which are payable to the Advisor, as distribution coordinator. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment in Portfolio shares and may cost you more than paying other types of sales charges.

PORTFOLIO 21

SERVICE FEES AND OTHER THIRD PARTY FEES

In addition to paying fees under the Plan, the Portfolio may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Portfolio or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Portfolio. Such payments and compensation are in addition to sales charges (including Rule 12b-1 fees) and service fees paid by the Portfolio. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Portfolio on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Portfolio’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Portfolio and the dollar amount of the shares sold.

PORTFOLIO 21

FINANCIAL HIGHLIGHTS

This table shows the Portfolio’s financial performance for the periods shown. Certain information reflects financial results for a single Portfolio share. “Total return” shows how much your investment in the Portfolio would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm. Its report and the Portfolio’s financial statements are included in the Annual Report to shareholders for the fiscal period ended June 30, 2006, which is available upon request.

Financial Highlights For a capital share outstanding throughout each period
	Period Ended June 30,	Year Ended August 31,
	2006(1)	2005	2004	2003	2002	2001

Net asset value, beginning of period	$25.49	$21.64	$19.47	$16.67	$19.52	$25.37

Income from investment operations:
Net investment income (loss)	0.37	0.18	0.08	0.02	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	3.41	3.77	2.13	2.79	(2.67)	(5.78)

Total from investment operations	3.78	3.95	2.21	2.81	(2.72)	(5.83)

Less distributions:
From net investment income	(0.16)	(0.10)	(0.04)	-	-	(0.02)
From net realized gain	(0.06)	-	-	(0.02)	(0.13)	-
Total distributions	(0.22)	(0.10)	(0.04)	(0.02)	(0.13)	(0.02)
Paid-in capital from redemption fees	-(1)	-(1)	-(1)	0.01	-	-

Net asset value, end of period	$29.05	$25.49	$21.64	$19.47	$16.67	$19.52

Total return	14.88(2)	18.27%	11.36%	16.90%	(14.04)%	(23.01)%

Ratios/supplemental data:
Net assets, end of period (millions)	$119.8	$88.4	$51.5	$22.5	$15.2	$8.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.63%(3)	1.69%	1.90%	2.17%	2.42%	$3.11
After fees waived and expenses absorbed	1.50%(3)	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.60%(3)	0.71%	0.02%	(0.52)%	(1.27)%	(1.87)%
After fees waived and expenses absorbed	1.73%(3)	0.90%	0.42%	0.15%	(0.35)%	(0.26)%

Portfolio turnover rate	4.13%(2)	0.78%	3.82%	9.82%	8.18%	5.31%

(1)	As of June 20, 2006, the Portfolio’s fiscal year end changed from August 31 to June 30 effective with the ten-month period ended June 30, 2006.
(2)	Less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.

PORTFOLIO 21

PRIVACY NOTICE

The Portfolio collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Portfolio. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Portfolio through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

PORTFOLIO 21

Investment Advisor
Progressive Investment Management Corporation
721 N.W. Ninth Avenue, Suite 250
Portland, Oregon 97209
(877) 351-4115 Ext. 21

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, National Association
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

PORTFOLIO 21

You can find more information about the Portfolio in the following documents:

Statement of Additional Information (“SAI”): The SAI provides additional details about the investments and techniques of the Portfolio and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally a part of the Prospectus.

Annual/Semi-Annual Reports: Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

You can obtain a free copy of these documents, request other information or make general inquires about the Portfolio by contacting the Portfolio at:

Portfolio 21
721 N.W. Ninth Avenue
Suite 250
Portland, OR 97209
Telephone: (877) 351-4115 Ext. 21
www.portfolio21.com

You can review and copy information including the Portfolio’s reports to shareholders and SAI at the Public Reference Room of the SEC in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Shareholder reports and other information about the Portfolio are also available:

•	Free of charge from the Portfolio’s website at www.portfolio21.com; or
•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov, or
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-0102, or
•	For a fee, by email request to: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037)

STATEMENT OF ADDITIONAL INFORMATION
Dated October 17, 2006

PORTFOLIO 21
721 N.W. Ninth Avenue, Suite 250
Portland, OR 97209
(877) 351-4115 Ext. 21
www.portfolio21.com

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated October 17, 2006, of Portfolio 21 (the “Portfolio”), advised by Progressive Investment Management Corporation (the “Advisor”), a series of Professionally Managed Portfolios (the “Trust”). A copy of the Portfolio’s Prospectus is available by calling the above number.

TABLE OF CONTENTS

THE TRUST	3
INVESTMENT OBJECTIVE AND POLICIES	3
Equity Securities.	4
Foreign Investments and Currencies.	5
Other Registered Investment Companies.	7
Illiquid Securities.	7
Repurchase Agreements.	8
Short-Term Investments.	9
INVESTMENT RESTRICTIONS	9
PORTFOLIO TURNOVER	11
PORTFOLIO HOLDINGS INFORMATION	11
TRUSTEES AND EXECUTIVE OFFICERS	13
PROXY VOTING POLICY	16
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS	17
THE PORTFOLIO’S INVESTMENT ADVISOR	18
Portfolio Managers.	19
SERVICE PROVIDERS	21
Administrator, Transfer Agent and Fund Accountant	21
Custodian	22
Independent Registered Public Accounting Firm and Legal Counsel	22
PORTFOLIO TRANSACTIONS AND BROKERAGE	22
CAPITAL STOCK	24
DETERMINATION OF NET ASSET VALUE	24
PURCHASE AND REDEMPTION INFORMATION	25
How to Buy Shares	25
How to Sell Shares	26
Redemptions-in-Kind	26
RULE 12B-1 DISTRIBUTION PLAN	27
DISTRIBUTIONS AND TAX INFORMATION	28
Distributions	28
Tax Information	28
DISTRIBUTOR	31
MARKETING AND SUPPORT PAYMENTS	31
Support Payments	31
Entertainment, Conferences and Events	32
FINANCIAL STATEMENTS	32
APPENDIX A - Commercial Paper Ratings	33
APPENDIX B - Proxy Voting Policy	34

THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Portfolio.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Portfolio’s assets for any shareholder held personally liable for obligations of the Portfolio or Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Portfolio. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations.

The SEC is not involved in the supervision or management of the Portfolio. The Portfolio’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Portfolio’s investment objective and policies as set forth in the Prospectus. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio primarily invests in common stocks of domestic and foreign companies that satisfy certain environmental sustainability criteria. The Portfolio is diversified. Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the mutual fund purchases a security. If the Portfolio purchases a security and holds it for a period of time, the security may become a larger percentage of the Portfolio’s total assets due to movements in the financial markets. If the market affects several securities held by the Portfolio, the Portfolio may have a greater percentage of its assets invested in securities of fewer issuers. The Portfolio would then be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Portfolio qualifying as a diversified mutual fund under applicable federal laws.

Whenever an investment policy or limitation states a maximum percentage of the Portfolio’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Portfolio’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Portfolio, the Portfolio may receive stock, real estate or other investments that the Portfolio would not, or could not buy. If this happens the Portfolio would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Equity Securities. The Portfolio may invest in following types of investments, each of which is subject to certain risks, as discussed below. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the Portfolio’s securities may fluctuate substantially from day-to-day. Owning an equity security can also subject the Portfolio to the risk that the issuer may discontinue paying dividends.

To the extent the Portfolio invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies. Such companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources, or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Portfolio. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Portfolio.

Common Stock
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Portfolio invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Portfolio as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Portfolio.

Preferred Stock
Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond. Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, it is subject to the risk that the dividend can be changed or omitted by the issuer.

Convertible Securities
Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities include corporate bonds, notes and preferred stock that can be converted into, or exchanged for, a prescribed amount of common stock of the same or different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Foreign Investments and Currencies.
The Portfolio may invest in the securities of foreign issuers (“foreign securities”), including sponsored and unsponsored American Depositary Receipts (“ADRs”).

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Portfolio may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to the Portfolio, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Portfolio may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Portfolio’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Portfolio’s investments in emerging market countries, which may be magnified by currency fluctuations.

From time to time, the Portfolio may invest a significant portion of its assets in the securities of a single country or region. Substantial investment in a single country or region will subject the Portfolio, to a greater extent, to the risks associated with investments in that region or country. The Portfolio will also be subject to the risks that its return will be more dependent on the economic performance of that country or region than a fund that is not so concentrated.

Dividends and interest payable on the Portfolio’s foreign securities may be subject to foreign withholding tax. The Portfolio may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Portfolio of investing in those countries that impose these taxes. To the extent such taxes are not offset by credits or deductions available to shareholders in the Portfolio, under U.S. tax law, they will reduce the net return to the Portfolio’s shareholders.

To the extent the Portfolio invests in securities denominated in foreign currencies, the Portfolio will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Portfolio to the risk of fluctuating currency exchange rates pending settlement.

The Portfolio may invest in ADRs. ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter (“OTC”) market. Investments in ADRs involve risks similar to direct investment in the underlying foreign security. Unsponsored ADRs are organized independently of the issuer of the underlying security and without its cooperation. Available information about the issuer of an unsponsored ADR may not be current or as readily available as for sponsored ADRs and therefore the prices of unsponsored ADRs may be more volatile than for sponsored ADRs.

Other Registered Investment Companies.
The Portfolio may invest in the securities of other registered investment companies. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Portfolio becomes a shareholder of that investment company. As a result, Portfolio shareholders indirectly will bear the Portfolio’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Portfolio shareholders directly bear in connection with the Portfolio’s own operations.

Illiquid Securities.
The Portfolio may not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Advisor will monitor the amount of illiquid securities in the Portfolio, under the supervision of the Board, to ensure compliance with the Portfolio’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of the securities, and the Portfolio might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Portfolio might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Repurchase Agreements.
The Portfolio may enter into repurchase agreements. For purposes of the Investment Company Act of 1940 (the “1940 Act”), a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the U.S. government security subject to the repurchase agreement. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the U.S. government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Portfolio will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including such repurchase agreements.

Because a repurchase agreement is deemed to be a loan under the 1940 Act, it is not clear whether a court would consider the U.S. government security acquired by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government security before its repurchase under a repurchase agreement, the Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. government security. If a court characterizes the transaction as a loan, and the Portfolio has not perfected a security interest in the U.S. government security, the Portfolio may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Portfolio plus accrued interest, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the U.S. government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the U.S. government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Short-Term Investments.
The Portfolio may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.
The Portfolio may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Portfolio will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Portfolio also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.
The Portfolio may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service©, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Portfolio and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the 1940 Act. The Portfolio may not:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.	Borrow money, except for temporary or emergency purposes. Any such borrowings will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

3.	Mortgage, pledge or hypothecate any of its assets except in connection with any borrowings and only with respect to 33 1/3% of its assets.

4.
Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (This restriction does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

5.
Purchase real estate, commodities or commodity contracts. (As a matter of operating policy, the Board may authorize the Portfolio in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

6.
Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (a) making any permitted borrowings, mortgages or pledges or (b) entering into options, futures or repurchase transactions.

7.
Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry, except that this restriction does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

8.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

    The Portfolio observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Portfolio may not:

1.	Invest in any issuer for purposes of exercising control or management.

2.	Invest in securities of other investment companies except as permitted under the 1940 Act.

3.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

4.	With respect to fundamental investment restriction No. 2 above, the Portfolio will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

PORTFOLIO TURNOVER

Although the Portfolio generally will not invest for short-term trading purposes, securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Portfolio’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Portfolio’s portfolio turnover rate for the following fiscal periods is shown in the table below.

	June 30, 2006(1)	August 31, 2005	August 31, 2004
Portfolio Turnover Rate	4.13%	0.78%	3.82%
(1)	As of June 20, 2006, the Portfolio changed its fiscal year end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Portfolio, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of the holdings of the Portfolio. The policy was developed in consultation with the Advisor and has been adopted by the Advisor. Information about the Portfolio’s holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which the Portfolio’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Portfolio’s shareholders and the interests of the Advisor, the principal underwriter or any other affiliated person of the Portfolio. After due consideration, the Board determined that the Portfolio has a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Portfolio. Pursuant to the policy, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Portfolio’s holdings by (1) overseeing the implementation and enforcement of the policy, Codes of Ethics and other relevant policies of the Portfolio and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Portfolio’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Portfolio shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Portfolio also discloses its complete holdings and certain other portfolio characteristics on the Portfolio’s website at www.portfolio21.com generally within 10 business days after the calendar quarter-end. The calendar quarter-end holdings for the Portfolio will remain posted on the Portfolio’s website until updated of the next required regulatory filing with the SEC. Holdings information posted on the Portfolio’s website may be provided separately to any person, commencing on the day after it is first published on the Portfolio’s website. In addition the Portfolio may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Portfolio and the interests of Advisor or an affiliated person of the Advisor, the Advisor’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Portfolio, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Portfolio to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Portfolio, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Portfolio or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Holdings information not publicly available with the SEC or through the Portfolio’s website may only be provided to additional third parties, in accordance with the policy, when the Portfolio has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Advisor, its affiliates or employees, the Portfolio, or any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Portfolio’s holdings.

There can be no assurance that the policy and these procedures will protect the Portfolio from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Portfolio. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, term of office with the Trust and length of time served, their principal occupation for the past five years and other directorships are set forth below.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	1	Allegiant Funds.
Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Financial Consultant; formerly, Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	1	None.
Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds.
Rowley W.P. Redington (born 1944) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	President; Intertech Computer Services Corp. (computer services and consulting).	1	None.

Name, Address and Age	Position with the Trust (1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004. Indefinite Term; Since December 2005.	Vice President, U.S. Bancorp Fund Services, LLC, since July 2001; formerly, Senior Vice President, ICA (May 1997-July 2001).	1	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.	Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	1	Not Applicable.
Angela L. Pingel (born 1971) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term; Since December 2005.	Counsel, U.S. Bancorp Fund Services LLC since 2004; formerly, Associate, Krukowski & Costello, S.C., (2002-2004); formerly, Vice President - Investment Operations, Heartland Advisors, Inc. (1994-2002).	1	Not Applicable.
(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Portfolio. The Portfolio does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Trust Committees

The Trust has four standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating Committee did not meet during the Portfolio’s last fiscal period.

The Audit Committee is comprised of all of the Independent Trustees. It does not include interested Trustees of the Trust. The Audit Committee typically meets on a quarterly basis with respect to each series of the Trust and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a fund’s financial statements and to ensure the integrity of a fund’s pricing and financial reporting. The Audit Committee met once with respect to the Portfolio during its last fiscal period.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The QLCC did not meet with respect to the Portfolio during its last fiscal period.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee met once with respect to the Portfolio during its last fiscal period.

Trustee Ownership of Portfolio Shares and Other Interests

The following table shows the value of any Portfolio shares and shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2005.

Name	Dollar Range of Portfolio Shares	Aggregate Dollar Range of Fund Shares in the Trust

Dorothy A. Berry	None	$10,001-$50,000
Wallace L. Cook	None	$1-$10,000
Carl A. Froebel	None	$10,001-$50,000
Rowley W.P. Redington	None	$1-$10,000
Steven J. Paggioli	None	$10,001-$50,000

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Portfolio’s principal underwriter, or any of their affiliates. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Portfolio’s principal underwriter or any of its affiliates.

Compensation

Set forth below is the rate of compensation received by the Independent Trustees from all portfolios of the Trust for the fiscal period ended June 30, 2006. These amounts are allocated among each of the various portfolios comprising the Trust. Independent Trustees receive an annual retainer of $10,000 and a fee of $5,500 for each regularly scheduled meeting. Independent Trustees also receive a fee of $1,500 for any special meeting attended. The Chairman of the Board receives an additional annual retainer of $8,000. Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Portfolio and Fund Complex(1) Paid to Trustees
Dorothy A. Berry, Trustee	$1,933	None	None	$1,933
Wallace L. Cook, Trustee	$1,547	None	None	$1,547
Carl A. Froebel, Trustee	$1,547	None	None	$1,547
Rowley W.P. Redington, Trustee	$1,547	None	None	$1,547
Steven J. Paggioli(2)	$1,547	None	None	$1,547
(1)
There are currently numerous unaffiliated portfolios comprising the Trust. The term “Fund Complex” applies only to the Portfolio. For the fiscal period ended June 30, 2006, aggregate Trustees’ fees and expenses of $139,860 were paid by the Trust.

(2)	Prior to November 30, 2005, Mr. Paggioli was not an Independent Trustee.

The Trust, the Advisor and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and the principal underwriter to invest in securities that may be purchased or held by the Portfolio.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Portfolio and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s proxy voting policies and a record of each proxy voted by the Advisor on behalf of the Portfolio, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. The Advisor has also adopted a proxy voting policy (the “Advisor’s Policy”) that underscores the Advisor’s concern that all proxy voting decisions be made in the best interests of the Portfolio and to maximize its values over time. The Advisor’s Policy is attached as Appendix B.

The Trust is required to file a Form N-PX, with the Portfolio’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Portfolio will be available without charge, upon request, by calling toll-free (877) 351-4115 Ext. 21, and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Portfolio. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Portfolio or acknowledges the existence of control. As of September 30, 2006, the Trustees as a group did not own more than 1% of the outstanding shares of the Portfolio. As of September 30, 2006, the following shareholders were considered to be either a control person or principal shareholder of the Portfolio:

Principal Holders of the Portfolio
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4122	57.01%	Record
National Financial Services, LLC 200 Liberty Street, Floor 5 New York, NY 10281-5503	8.05%	Record
Prudential Investment Management 100 Mulberry Street 3 Gateway Center Floor 11 Newark, NJ 07102-4000	5.65%	Record

THE PORTFOLIO’S INVESTMENT ADVISOR

Progressive Investment Management Corporation 721 N.W. Ninth Avenue, Suite 250, Portland, Oregon, 97209, acts as investment advisor to the Portfolio pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Carsten Henningsen, Chairman of the Advisor, controls of the Advisor.

After its initial two years, the Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Portfolio’s outstanding voting securities and by a majority of the Independent Trustees at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory agreement is terminable without penalty by the Trust on behalf of the Portfolio on not more than a 60-day, nor less than a 30-day, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Portfolio an investment advisory fee computed daily and paid monthly, based on a rate equal to 1.00% of the Fund’s average daily net assets as specified in the Portfolio’s Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The Advisor has contractually agreed to reduce its fees and/or pay the Portfolio’s expenses (excluding interest, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Portfolio to 1.50% of the Portfolio’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect for at least the period shown in the Expense Example in the Prospectus and for an indefinite period thereafter, until the Trust’s Board of Trustees (the “Board”) determines that the Expense Cap is no longer in the best interest of the Portfolio and its shareholders. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Portfolio toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap. The Portfolio’s accrued advisory fees and waived fees for the following fiscal periods is shown in the table below.

Fiscal Period Ended,	Fees Accrued	Fees Waived
June 30, 2006	$869,363	$117,068
August 30, 2005	$705,503	$135,899
August 30, 2004	$373,853	$148,411

Portfolio Managers.

The Portfolio is managed by a committee of investment professionals associated with the Advisor, each of whom provides particular expertise to the management function. The investment committee consists of Leslie E. Christian, Carsten Henningsen, James Madden, Tony Tursich and Indigo Teiwes. The following provides information regarding other accounts managed by each member of the investment committee as of September 30, 2006.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Leslie Christian
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Carsten Henningsen
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
James Madden
Other Registered Investment Companies	127	$152.8 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Tony Tursich
Other Registered Investment Companies	127	$152.8 Million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Indigo Teiwes
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The portfolio managers’ and investment committee members’ compensation consists of a fixed salary, a bonus, and a retirement plan. A portfolio manager’s salary and bonus is not based on the performance of the Portfolio or other managed accounts. Salary is determined by the position a portfolio manager holds, as well as his or her experience, education, merit, productivity and contribution to the management team. Regular salary surveys are conducted to ensure salaries are paid with the appropriate range in accordance with industry standards. Bonuses are determined by the profits of the Advisor for the fiscal year. The distributions of the bonuses to all employees are based on a wide range of factors as applied to each employee, including length of employment, position held and employee performance. Ms. Christian’s retirement plan is a fixed 401(k) plan and included profit sharing at a percentage determined by the Advisor annually. The remaining portfolio managers participate in a fixed retirement plan that is available to all employees of the firm.

The Advisor does not manage other accounts or products using the same or similar investment strategy as the Portfolio’s strategy, but does manage other accounts for individual or institutional clients. Such separate accounts are composed of domestic stocks, bonds and shares of the Portfolio. The Advisor does not receive a fee from its managed account clients for the portions of managed accounts that are invested in the Portfolio.

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities for more than one investment account or in other circumstances. These potential conflicts of interests include the allocation of investment opportunities and the allocation of time and investment ideas. The Advisor does not aggregate orders among the Portfolio and the other accounts, nor does the Advisor participate in any soft dollar arrangements with respect to the Portfolio or any other accounts. The Advisor believes such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by its trade allocation policy, code of ethics, other compliance policies and procedures to which the portfolio managers are subject and the fact that the compensation for portfolio managers is not based on the performance of the Portfolio or other managed accounts.

The following indicates the dollar range of beneficial ownership of shares by each member of the Portfolio’s investment committee:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,000-$1,000,000, Over $1,000,000)
Leslie Christian	$100,001 - $500,000
Carsten Henningsen	$50,001 - $100,000
James Madden	$50,001 - $100,000
Tony S. Tursich	$10,001-$50,000
Indigo Teiwes	$10,001 - $50,000

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (the “USBFS”), 615 East Michigan Street, Milwaukee, WI, 53202, acts as administrator to the Portfolio. USBFS provides certain administrative services to the Portfolio. Including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Portfolio’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Portfolio with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value (“NAV”) and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Portfolio, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Portfolio, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

Pursuant to the Administration Agreement, as compensation for its services, USBFS receives from the Portfolio a fee based on the Portfolio’s current average daily net assets of 0.20% on assets up to $50 million, 0.15% on assets between $50 million and $100 million, 0.10% on assets between $100 million and $150 million and 0.05% on the remaining balance with a minimum fee of $30,000. USBFS also is entitled to certain out-of-pocket expenses. USBFS also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements. The table below shows the amount of administration fees paid by the Portfolio to USBFS for the periods shown.

Fiscal Period Ended,	Administration Fee Paid
June 30, 2006(1)	$147,830
August 31, 2005	$130,825
August 31, 2004	$74,744
(1)	As of June 20, 2006, the Portfolio changed its fiscal year end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

Custodian
U.S. Bank, National Association, is the custodian for the assets of the Portfolio (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provide for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. USBFS, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp.

Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Portfolio.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441 serves as legal counsel to the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Portfolio and which broker-dealers will be used to execute the Portfolio’s securities transactions. The purchases and sales of securities in the OTC market will be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of securities for the Portfolio also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be made through dealers (including banks) that specialize in the types of securities which the Portfolio will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will seek best execution. The full range and quality of services available will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by them under their Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association for Securities Dealers (“NASD”) and the SEC.

It is the Advisor’s general policy to seek best execution in selecting a broker-dealer to execute portfolio transactions for the Portfolio. In accordance with Section 28(e) of the Securities and Exchange Act of 1934, when it is determined that more than one broker-dealer can deliver best execution, the Advisor may, but does not currently, give weight to the ability of a broker-dealer to furnish brokerage and research services to the Portfolio or to the Advisor, even if the specific services are not directly useful to the Portfolio and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Portfolio may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. Additionally, in accordance with procedures adopted by the Trust, the Advisor may direct transactions to a broker-dealer with which it has an affiliation.

Investment decisions for the Portfolio are made independently from those of other client accounts managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Portfolio and one or more of such client accounts. In such event, the position of the Portfolio and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Portfolio at the same time, the Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Portfolio may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Portfolio is purchasing or selling, each day’s transactions in such security will be allocated between the Portfolio and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned. In other cases, however, it is believed that the ability of the Portfolio to participate in volume transactions may produce better executions for the Portfolio.

The Portfolio does not effect securities transactions through brokers in accordance with any formula, nor does it direct securities transactions to brokers in exchange for selling shares of the Portfolio. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Portfolio for their customers.

The table below shows the amount of brokerage commission paid by the Portfolio with respect to transactions for the fiscal periods shown.

	June 30, 2006(1)	August 31, 2005	August 31, 2004
Brokerage Fees Paid	$20,438	$26,869	$37,055
(1)	As of June 20, 2006, the Portfolio changed its fiscal year end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

CAPITAL STOCK

Shares issued by the Portfolio have no preemptive, conversion, or subscription rights. Shares issued and sold by the Portfolio are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Portfolio upon liquidation or dissolution. The Portfolio, as a separate series of the Trust, votes separately on matters affecting only the Portfolio (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Portfolio is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, the Portfolio’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Valuation Committee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ National Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ National Market® shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, based on the value determined on the 61st day.

The securities in the Portfolio, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.

The Portfolio will invest in foreign securities, and as a result, the calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Portfolio’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board as described above. Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

All other assets of the Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Portfolio’s Prospectus regarding the purchase and redemption of Portfolio shares.

How to Buy Shares
You may purchase shares of the Portfolio from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined NAV after receipt of the order by such agent before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. Orders received after that time will be purchased at the next-determined NAV.

The public offering price of Portfolio shares is its NAV. Shares are purchased at the public offering price next determined after the USBFS receives your order in proper form as discussed in the Portfolio’s Prospectus. In order to receive that day’s public offering price, USBFS must receive your order in proper form as discussed in the Portfolio’s prospectus before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Portfolio’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Portfolio’s shares.

In addition to cash purchases, Portfolio shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities. Any securities used to buy Portfolio shares must be readily marketable, their acquisition consistent with the Portfolio’s objective and otherwise acceptable to the Advisor and the Board.

How to Sell Shares
You can sell your Portfolio shares any day the NYSE is open for regular trading. Payments to shareholders for Portfolio shares redeemed directly from the Portfolio will be made as promptly as possible but no later than seven days after receipt by USBFS of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Portfolio may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Portfolio’s shareholders. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, but only authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Portfolio’s securities at the time of redemption or repurchase.

Redemptions-in-Kind
The Trust has filed an election under SEC Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Portfolio’s assets). The Portfolio has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Portfolio does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Portfolio, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Portfolio were to elect to make an in-kind redemption, the Portfolio expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Portfolio held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Portfolio may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Portfolio does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

RULE 12B-1 DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan in accordance with Rule 12b-1 (the “Plan”) under the 1940 Act. The Plan provides that the Portfolio will pay a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio. The fee is paid to the Advisor as distribution coordinator as compensation for distribution related activities, not reimbursement for specific expenses incurred.

The Plan allows excess distribution expenses to be carried forward by the Advisor, as distribution coordinator, and resubmitted in a subsequent fiscal year provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward; and (iii) the Board makes a further determination, at the time any distribution expenses which have been carried forward are resubmitted for payment, to the effect that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.

The table below shows the 12b-1 payments paid by the Portfolio pursuant to the Plan for the fiscal period ended June 30, 2006.

12b-1 Payments Paid(1)
$217,341
(1)	As of June 20, 2006, the Portfolio changed its fiscal year end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

Of this amount, payments were made for the following activities:

Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel
$95,616	$2,098	$0	$77,018	$42,609

DISTRIBUTIONS AND TAX INFORMATION

Distributions
Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Portfolio typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Portfolio is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Portfolio will issue to each shareholder a statement of the federal income tax status of all distributions to each shareholder.

Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes. The Portfolio intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Portfolio’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with such distribution requirements of the Code, so that the Portfolio will not be subject to any federal income or excise taxes. However, the Portfolio can give no assurances that its distributions will be sufficient to eliminate all taxes. To comply with such requirements, the Portfolio must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Portfolio paid no federal income tax. If the Portfolio fails to qualify as a regulated investment company under Subchapter M of the Code, it will be taxed as a corporation.

The Portfolio’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Portfolio.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by the Portfolio may be qualified dividends eligible for taxation at long-term capital gain rates to the extent the Fund designates the amount distributed as a qualifying dividend. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Portfolio designates the amount distributed as a qualifying dividend. The aggregate amount so designated to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Portfolio for their taxable year. In view of the Portfolio’s investment policy, it is expected that dividends from domestic corporations will be part of the Portfolio’s gross income and that, accordingly, part of the distributions by the Portfolio may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Portfolio’s gross income attributable to qualifying dividends is largely dependent on the Portfolio’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Portfolio shares held by an individual investor are held for less than 61 days, or Portfolio shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

The Portfolio may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Under the Code, the Portfolio will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Portfolio shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Portfolio with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Portfolio with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Portfolio reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

If more than 50% in value of the total assets of the Portfolio at the end of its fiscal year is invested in stock or securities of foreign corporations, the Portfolio may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Portfolio’s foreign source income (including any foreign income taxes paid by the Portfolio), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Portfolio at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Portfolio) to be included in their income tax returns. If not more than 50% in value of the Portfolio’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Portfolio will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Portfolio. In this case, these taxes will be taken as a deduction by the Portfolio.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

Any security or other position entered into or held by the Portfolio that substantially diminishes the Portfolio’s risk of loss from any other position held by the Portfolio may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Portfolio’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Portfolio that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Portfolio at the end of its taxable year generally will be required to be “marked-to-market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Portfolio.  Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss. Some part of the Portfolio’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

The Portfolio will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Portfolio and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Portfolio under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

As required by U.S. treasury regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Code. The advice was prepared for the Portfolio. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), acts as principal underwriter in a continuous public offering of the Portfolio’s shares. Pursuant to a distribution agreement (the “Distribution Agreement”) between the Portfolio and Quasar, Quasar acts as the Portfolio’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Portfolio’s shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD.

The Distribution Agreement between the Portfolio and Quasar has an initial term of up to two years and continues in effect only if such continuance is specifically approved at least annually by the Board or the vote of a majority of the Portfolio’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Portfolio on a 60-day written notice when authorized by a majority vote of the Portfolio’s shareholders or by a vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Portfolio or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Portfolio. Such payments may be divided into categories as follows:

Support Payments
Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Portfolio to be offered in certain programs and/or in connection with meetings between the Portfolio’s representatives and financial intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Portfolio and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

As of June 30, 2006 the Advisor has agreements with one firm to pay such Support Payments, which are structured in three ways: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) a flat fee.

Support Payments to these dealers for the calendar year 2005 were as follows:

Firm	Payment
Charles Schwab	$128,843.25

Entertainment, Conferences and Events
The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Portfolio, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to each Portfolio shares.

FINANCIAL STATEMENTS

The Annual Report to shareholders for the Portfolio for the fiscal period ended June 30, 2006 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

APPENDIX A
COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1-Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime - 2 - Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A - 1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A - 2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

APPENDIX B
Proxy Voting Policies

Progressive Investment Management

PROXY VOTING AND CORPORATE ACTION
POLICIES AND PROCEDURES

POLICY

Progressive Investment Management (“Advisor”) acts as discretionary investment advisor for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). Advisor’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Advisor will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies for clients or acting with respect to corporate actions, Advisor’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.
PURPOSE

The purpose of these Policies and Procedures is to memorialize Advisor's policies and procedures enabling it to comply with (1) its fiduciary responsibilities to clients in voting clients' proxies and taking other shareholder action and (2) the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.
PROCEDURES

Jim Madden, Senior Portfolio Manager, is ultimately responsible for ensuring that all proxies received by Advisor are voted in a timely manner and in a manner consistent with Advisor’s determination of the client’s best interests. Although many proxy proposals can be voted in accordance with Advisor’s established guidelines (see Section V below, “Guidelines”), Advisor recognizes that some proposals require special consideration which may dictate that Advisor make an exception to the Guidelines.

Jim Madden is also responsible for: (1) ensuring that all corporate action notices or requests which require shareholder action received by Advisor are addressed in a timely manner; and (2) monitoring corporate actions and ensuring that, to the extent practicable, consistent action is taken across all similarly situated client accounts.

Conflicts of Interest

Where a proxy proposal raises a material conflict between Advisor’s interests and a client’s interest, including a mutual fund client, Advisor will resolve such a conflict in the manner described below:

Vote in Accordance with the Guidelines. To the extent that the voting decision with respect to the proposal in question is determined by the Guidelines, Advisor will vote in accordance with the Guidelines.

Obtain Consent of Clients. To the extent that the Guidelines are silent on the subject of the proposal in question, Advisor will disclose the conflict to the affected clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include: (a) sufficient detail regarding the matter to be voted on; and (b) the nature of Advisor’s conflict, so that the clients could make an informed decision regarding the vote. Depending on the timing of the required vote, the disclosure may be provided by a letter, a fax, electronic mail or a phone-call, as long as the client instructions received over the phone are confirmed in any type of writing (i.e., fax, email or letter). Advisor will take good faith efforts to reach the affected clients by any of the above methods (or a combination thereof). If a client cannot be timely reached, does not respond to the disclosure request or denies the request, Advisor will abstain from voting the securities held by that client. If Advisor receives specific voting instructions from some, but not all of the affected clients, Advisor will follow the specific instructions in voting securities of those clients who submitted the specific instructions and will abstain from voting the rest of the securities.

Client Directive to Use an Independent Third Party. A client may, in writing, specifically direct Advisor to forward all proxy matters, in which Advisor has a conflict of interest, to a specified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, Advisor will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, Advisor will abstain from voting the securities held by that client’s account.

Jim Madden will review proxy proposals for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by Advisor will be addressed as described above in this Section III.A.

Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where Advisor has determined that it is in the client’s best interest, Advisor will not vote proxies received. The following are certain circumstances where Advisor will limit its role in voting proxies:

Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, Advisor will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client or the designated third party. If any proxy material is received by Advisor, Advisor will promptly forward the material to the client or specified third party.

Terminated Account or Securities Already Sold: Once a client account has been terminated in accordance with the advisory agreement, Advisor will not vote any proxies received after the termination of the account. Advisor also will not vote proxies received for securities which are no longer held by the client account. If any proxy material is received by Advisor after the termination of the account, Advisor will promptly forward the material to the client or specified third party.

Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where Advisor determines that a proxy vote (or other shareholder action) is materially important to the client’s account, Advisor may recall the security for purposes of voting, subject to the terms of the loan documents.

Unjustifiable Cost: In certain circumstances, after doing a cost-benefit analysis, Advisor may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

RECORDKEEPING

In accordance with Rule 204-2 under the Advisers Act, Advisor will maintain the following records for five years (retention during the first two years will be in Advisor's offices): (1) these proxy voting procedures and policies, and all amendments thereto; (2) all proxy statements received regarding client securities (provided, however, that Advisor may rely on proxy statements filed on EDGAR as its records); (3) a record of all votes cast on behalf of clients; (4) records of all client requests for proxy voting information; (5) any documents prepared by Advisor that were material to making a decision how to vote or that memorialized the basis for the decision; and (6) all records relating to requests made to clients regarding conflicts of interest in voting proxies.

Clients may obtain information on how their securities were voted or request a copy of these Policies and Procedures by a written request addressed to Advisor at 721 NW Ninth, Suite 250, Portland, OR 97209, attn: June Miller. Advisor will summarize these Policies and Procedures in Part II of its Form ADV (or other brochure fulfilling the requirements of Rule 204-3).

Advisor also will coordinate with its mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

GUIDELINES

Advisor specializes in socially responsible investing, and Advisor’s clients are concerned with social and environmental issues. As a result, Advisor’s policy is to exercise shareholder rights through proxy voting in line with supporting progressive and socially responsible policies and actions. General principles that guide Advisor’s proxy voting include supporting transparency, supporting policies and actions on sustainable development, and supporting principles of equity and fairness. This includes supporting shareholder proposals that encourage management to pursue socially and environmentally desirable goals.

Each proxy issue will be considered individually. The following guidelines are to be used in voting proposals contained in the proxy statements. For issues not specifically addressed below, they will be voted on a case-by-case basis according the principles described above. In addition, all voting decisions will be consistent with Advisor's fiduciary duty and its criteria for evaluating the benefit of corporate actions to shareholders. The foregoing considerations may cause Advisor to vote proxies in a manner other than prescribed in these guidelines under appropriate conditions.

Environmental Resolutions

Bioaccumulative Pollutants - Vote in support of eliminating these substances.

CERES Principles - Vote in favor of proposals to adopt CERES principles.

Chlorine Bleach - Vote in favor of eliminating Chlorine Bleach in paper and pulp.

Genetically Engineered (GE) Foods - Vote in favor of resolutions calling for: (a) the phase-out of GE foods; (b) labeling of GE foods; and (c) reports on the financial and environmental costs, benefits and risks associated with GE foods.

PVC Medical Products - Vote in favor of phasing out or reducing the use of PVC in medical products.

Reporting - Vote in favor of resolutions that call for special reporting of environmental issues, thereby increasing transparency.

Renewable Energy Sources - Vote in favor of resolutions that call for increased use and development of renewable energy resources and energy efficiency.

Smoke Free Environment - Vote in favor of resolutions supporting a smoke-free environment.

Social Resolutions

Board Diversity - Vote in favor of resolutions calling for increased representation of women and minorities.

China Principles - Vote in favor of resolutions calling for the adoption of these principles.

Compensation Disclosure - Vote in favor of resolutions that support disclosure of compensation levels for executives and members of the board of directors, as transparency is imperative for fully informed decision making.

Drug availability in developing countries - Vote in support of attempts to make drug treatment for HIV/AIDS/TB/Malaria available in developing countries.

Equal Opportunity/Diversity - Vote in support of resolutions that promote equality, tolerance, and diversity.

International Labor Organization - Vote in support of proposals for the adoption of ILO principles and implementation of ILO monitoring.

McBride Principles - Vote in favor of resolutions that support the adoption of the McBride Principles.

Pharmaceutical Pricing Restraint - Vote in favor of resolutions asking companies to implement and report on price restraint policies for pharmaceutical products.

Political Contributions - Vote in favor of resolutions calling for the development and reporting of political contribution guidelines and activities.

Reporting - Vote in favor of resolutions that call for special reporting of social issues, thereby increasing transparency.

Weapons Manufacturing - Vote in support of efforts to reduce or end weapons manufacturing.

Corporate Governance Resolutions

Auditors: Vote in support of independent auditors. Oppose auditors who engage in any amount of consulting work (including tax consulting) in addition to auditing. Vote in support of resolutions that separate auditing from consulting and vote in favor of resolutions designed to limit the amount of non-audit services obtained from the auditor.

Board of Directors (BODs): Election - Support diverse boards. Vote for BODs that are comprised of at least one-third women and/or minorities. If less than one-third, vote only for the diverse candidates. If the BOD has no women/minorities, vote to withhold all nominees.

Board of Directors: Voting - Vote against cumulative voting. Support simple majority voting.

Board of Directors: Classified Boards - Oppose proposals for staggered and classified BODs. Support resolutions to abolish staggered terms.

Board of Directors: Democratic Elections - Recognizing that the current election process does not provide truly democratic elections, there is a need for reform in this area. However, current resolutions calling for multiple candidates for each director position do not provide a reasonable process for improving elections (such as how to attract multiple qualified independent candidates, addressing costs involved, and process standardization). As a result, votes will be cast against these proposals until a reasonable process is defined.

Board of Directors: Number of Directors - Oppose efforts to reduce the size of boards, except under extraordinary circumstances.

Board of Directors: Term Limits - Vote against term limits for independent BOD members, as such limits can inhibit maintaining board independence and provide management with undue power.

Board of Directors: Independent Board of Directors - Vote in favor of resolutions for increased independence of BOD.

Board of Directors: Independent Chair - Vote in favor of resolutions that separate Board Chair and CEO positions.

Compensation: Indexed Options - Support resolutions to tie stock compensation to performance of the company relative to peer group performance.

Compensation: Reasonable Compensation of Board of Directors and Management - Oppose executive compensation plans that compensate outside directors in excess of $100,000 per year. Oppose executive compensation plans that compensate chief executive officers in excess of $5,000,000 per year.

Compensation: Stock Options / Stock Incentive Plans - With the goal of encouraging employee ownership of the business upon which their livelihood depends, vote in support of stock options and stock incentive plans where excessive compensation is not a concern. Support resolutions calling for companies to expense options. Support stock ownership at all levels, not just for top executives.

Compensation: Executive Severance Pay (Golden Parachutes) - Vote to restrict or eliminate “golden parachute” severance packages. Vote to support resolutions to require shareholder approval of executive severance packages.

Poison Pills - Vote in favor of resolutions to require shareholder approval of poison pills before they can be implemented.

Voting - Vote in support of voting confidentiality. Vote against supermajority voting, and vote in support of decreasing voting percentages where supermajority voting is in existence.

Restructuring Plans - Vote in favor of requiring shareholder approval for company restructuring plans.